Exhibit 10.18

Confidential Treatment Requested by Capital Trust, Inc.

Execution Version

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (this “Agreement”) is made and entered into as of March 31, 2011, by and between CT Legacy Holdings, LLC, a Delaware limited liability company (“CT Legacy Holdings”), and CT Legacy Series 1 Note Issuer, LLC, a Delaware limited liability company (the “CT Series 1 Note Issuer”).  Capitalized terms not defined herein shall have the meanings ascribed to such terms in Exhibit A hereto.

RECITALS

WHEREAS, CT proposes to restructure and settle certain of its previously incurred and outstanding recourse debt liabilities in connection with the Restructuring;

WHEREAS, in furtherance of the Restructuring, CT has formed CT Legacy Manager, LLC, CT Legacy Holdings, CT Series 1 Note Issuer, CT Series 2 Note Issuer, CT Legacy REIT Holdings, CT Legacy REIT Mezz Borrower, CT Legacy Asset, CT Legacy MS and CT Legacy Citi and CT will cause an existing wholly-owned corporation to be converted and renamed into CT Legacy JPM;

WHEREAS, in furtherance of the Restructuring, the parties desire to consummate the Series 1 Note Exchange Transaction, whereby CT Legacy Holdings contributes Class A-1 Units and Class A-2 Units of CT Legacy REIT Holdings to CT Series 1 Note Issuer in exchange for the issuance to CT Legacy Holdings by CT Series 1 Note Issuer of those certain series 1 secured notes, dated as of the date hereof, secured by Class A-1 Units and Class A-2 Units of CT Legacy REIT Holdings (the “Series 1 Notes”);

WHEREAS, the Series 1 Note Exchange Transaction is a condition precedent to the other transactions contemplated in connection with the Restructuring.

NOW, THEREFORE, in consideration of the promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.           Contributions to CT Series 1 Note Issuer.   CT Legacy Holdings hereby contributes to CT Series 1 Note Issuer 1,287,946 Class A-1 Units of CT Legacy REIT Holdings and 437,500 Class A-2 Units of CT Legacy REIT Holdings (the “Contributed Units”), and CT Series 1 Note Issuer accepts the Contributed Units.  In exchange for such contribution, CT Series 1 Note Issuer hereby issues to CT Legacy Holdings Series 1 Notes in the principal amounts of $694,444.44, $694,444.44, $347,222.22, $347,222.22, $277,777.77 and $416,666.66, each in the form attached hereto as Exhibit C.

2.           Representations and Warranties by CT Legacy Holdings.  CT Legacy Holdings hereby represents and warrants to CT Series 1 Note Issuer that:

(a)           Ownership.  CT Legacy Holdings owns beneficially and of record the Contributed Units and all the rights and interests attached thereto to be transferred hereunder, free and clear of any taxes, liens, security interests, transfer restrictions, options, purchase rights or other encumbrances;

(b)           Due Authorization.  CT Legacy Holdings has full power and authority (including full corporate or other entity power and authority, if applicable) to execute, deliver and perform its obligations under this Agreement, and this Agreement constitutes the legal, valid and binding obligation of CT Legacy Holdings, enforceable against CT Legacy Holdings in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to general equitable principles;

(c)           Conflicts.  The execution, delivery and performance of this Agreement by CT Legacy Holdings does not and will not (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which CT Legacy Holdings is subject or any provision of its charter, bylaws, or other governing documents, (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which CT Legacy Holdings is a party or by which CT Legacy Holdings is bound or to which any of CT Legacy Holdings’ assets is subject, or (iii) result in the imposition or creation of a lien or security interest upon or with respect to the CT Legacy Holdings;

(d)           Securities Law Representations.

(i)         The Series 1 Notes to be acquired by CT Legacy Holdings pursuant to this Agreement will be acquired for CT Legacy Holdings’ own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act of 1933, as amended (the “Securities Act”), or any applicable state securities laws, and the Series 1 Notes will not be disposed of in contravention of the Securities Act or any applicable state securities laws;

(ii)         CT Legacy Holdings understands and acknowledges that (i) the Series 1 Notes have not been registered under the Securities Act or any state securities laws, and such units are being sold in reliance upon an exemption or exemptions from the registration and prospectus delivery requirements of the Securities Act and applicable state securities laws, and must be held by CT Legacy Holdings indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or is exempt therefrom (and is able to bear the economic risk from holding the Series 1 Notes for an indefinite period of time), and (ii) there is not currently a trading market for the Series 1 Notes and there can be no assurances that the same will be listed on any exchange or quoted on any quotation system;

(iii)         CT Legacy Holdings is an “accredited investor” as that term is defined under Rule 501(a) promulgated pursuant to the Securities Act, and a “qualified purchaser” within the meaning of Section 3(c)(7) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and as such that term is defined in Section 2(a)(51) of the Investment Company Act.  CT Legacy Holdings is an experienced and sophisticated investor and has such knowledge and experience in financial, business and investment matters as are necessary to evaluate the merits and risks of an investment in the Series 1 Notes and protecting its interests in connection therewith; and

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(iv)         CT Legacy Holdings has received and reviewed information regarding CT Series 1 Note Issuer and its subsidiaries that has been provided to CT Legacy Holdings by CT Series 1 Note Issuer and has been given the opportunity to ask questions of and to receive answers from CT Series 1 Note Issuer concerning the business, operations and financial condition of CT Series 1 Note Issuer and CT Legacy REIT Holdings and its subsidiaries.

(e)           ERISA.  CT Legacy Holdings represents that it is not a “benefit plan investor” as defined in Section 3(42) of the Employee Retirement Income Security Act of 1974, as amended.

3.           Representations and Warranties by CT Series 1 Note Issuer.  CT Series 1 Note Issuer hereby represents and warrants to CT Legacy Holdings that:

(a)           Due Authorization.  CT Series 1 Note Issuer has full power and authority (including full corporate or other entity power and authority, if applicable) to execute, deliver and perform its obligations under this Agreement and the Series 1 Notes, and this Agreement and the Series 1 Notes constitute the legal, valid and binding obligation of CT Series 1 Note Issuer, enforceable against CT Series 1 Note Issuer in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to general equitable principles;

(b)           Conflicts.  The execution, delivery and performance of this Agreement by CT Series 1 Note Issuer does not and will not (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which CT Series 1 Note Issuer is subject or any provision of its charter, bylaws, or other governing documents, (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which CT Series 1 Note Issuer is a party or by which the CT Series 1 Note Issuer is bound or to which any of CT Series 1 Note Issuer’s assets is subject, or (iii) result in the imposition or creation of a lien or security interest upon or with respect to the Contributed Units except as contemplated in the Series 1 Notes;

(c)           Securities Law Representations.

(i)         The Contributed Units to be acquired by CT Series 1 Note Issuer pursuant to this Agreement will be acquired for CT Series 1 Note Issuer’s own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Contributed Units will not be disposed of in contravention of the Securities Act or any applicable state securities laws;

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(ii)         CT Series 1 Note Issuer understands and acknowledges that (i) the Contributed Units have not been registered under the Securities Act or any state securities laws, and such units are being sold in reliance upon an exemption or exemptions from the registration and prospectus delivery requirements of the Securities Act and applicable state securities laws, and must be held by CT Series 1 Note Issuer indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or is exempt therefrom (and is able to bear the economic risk from holding the Contributed Units for an indefinite period of time), and (ii) there is not currently a trading market for the Contributed Units and there can be no assurances that the same will be listed on any exchange or quoted on any quotation system;

(iii)         CT Series 1 Note Issuer is an “accredited investor” as that term is defined under Rule 501(a) promulgated pursuant to the Securities Act and a “qualified purchaser” within the meaning of Section 3(c)(7) of the Investment Company Act, and as such that term is defined in Section 2(a)(51) of the Investment Company Act.  CT Series 1 Note Issuer is an experienced and sophisticated investor and has such knowledge and experience in financial, business and investment matters as are necessary to evaluate the merits and risks of an investment in the Contributed Units and protecting its interests in connection therewith; and

(iv)         CT Series 1 Note Issuer has received and reviewed information regarding CT Legacy REIT Holdings and its subsidiaries that has been provided to it by CT Legacy REIT Holdings and has been given the opportunity to ask questions of and to receive answers from CT Legacy REIT Holdings concerning the Contributed Units, and the business, operations and financial condition of CT Legacy REIT Holdings and its subsidiaries.

4.           Transaction Steps.  The parties hereby acknowledge that the transactions contemplated by this Agreement involve a series of steps as more fully described in the Recitals to this Agreement and as set forth in Exhibit A hereto, and represent that it is their intention that the various steps set forth in such Recitals be consummated in the sequence set forth therein.

5.           Further Assurances.  From time to time following the date hereof, the parties hereto shall execute and deliver such other instruments of assignment, transfer and delivery and shall take such other actions as any other party hereto reasonably may request in order to consummate, complete and carry out the transactions contemplated by this Agreement.

6.           Severability.  Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

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7.           Complete Agreement.  This Agreement embodies the complete agreement and understanding among the parties hereto and supersedes, preempts and terminates all other prior understandings, agreements or representations by or among the parties hereto, written or oral, to the extent relating to the subject matter hereof.

8.           Counterparts.  This Agreement may be executed (including by facsimile) in separate counterparts, each of which will be deemed to be an original and all of which taken together will constitute one and the same agreement.

9.           Successors and Assigns.  This Agreement is intended to bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors, heirs and assigns.  Neither party may assign this Agreement without the prior written consent of the other party.

10.           No Third Party Beneficiaries. There are no third party beneficiaries of this Agreement and nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto other than their respective successors, heirs and assigns, any rights, remedies, obligations or liabilities.

11.           Governing Law.  This Agreement, and the rights of the parties under this Agreement, shall be governed by and construed in accordance with the laws of the State of New York, that are applicable to contracts that are made in and to be fully performed in such state, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

12.           Amendments and Waivers.  Any provision of this Agreement may be amended or waived only with the prior written consent of each of the parties hereto.

* * * * *

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IN WITNESS WHEREOF, the parties hereto have executed this Exchange Agreement as of the date first written above.

CT LEGACY HOLDINGS, LLC

By:	/s/ Geoffrey G. Jervis
Name: Geoffrey G. Jervis Title: Chief Financial Officer

CT LEGACY SERIES 1 NOTE ISSUER, LLC

By:	/s/ Geoffrey G. Jervis
Name: Geoffrey G. Jervis Title: Chief Financial Officer

EXHIBIT A

EXHIBIT A

Secured and Unsecured Obligations

Set forth below is a list of certain secured and unsecured debt obligations (the “Legacy Debt Obligations”) of Capital Trust, Inc., a Maryland corporation (“CT”):

1.
$42,369,695 due and payable under that certain master repurchase agreement, dated as of July 30, 2007, by and among CT, as seller (“Citi Seller”) and Citigroup Global Markets Inc., as securities buyer (“Citi Securities Buyer”) and Citigroup Financial Products Inc., as loan buyer (“Citi Loan Buyer”, together with Citi Securities Buyer, “Citi Buyers”), as amended by that certain amendment No. 2 to master repurchase agreement, dated as of July 24, 2008, by and between Citi Seller and Citi Buyers, as further amended by that certain amendment No. 3 to master repurchase agreement, dated as of March 16, 2009, by and between Citi Seller and Citi Buyers, as further amended by that certain amendment No. 4 to master repurchase agreement, dated as of October 1, 2009, by and between Citi Seller and Citi Buyers.

2.
$131,939,582 due and payable under that certain master repurchase agreement, dated as of October 24, 2008, by and among CT and CT BSI Funding Corp., as sellers (collectively, “JPM 1 Sellers”) and JPMorgan Chase Bank, N.A., as buyer (“JPM 1 Buyer”), as amended by that certain amendment No. 1 to master repurchase agreement, dated as of March 16, 2009, by and among JPM 1 Sellers, JPM 1 Buyer and JPMorgan Chase Bank, N.A., as affiliated hedge counterparty.

3.
$61,833,585 due and payable under that certain master repurchase agreement, dated as of November 21, 2008, by and among CT and CT BSI Funding Corp., as sellers (collectively, “JPM 2 Sellers”) and JPMorgan Chase Funding Inc., as buyer (“JPM 2 Buyer”), as amended by that certain amendment No. 1 to master repurchase agreement, dated as of March 16, 2009, by and among JPM 2 Sellers, JPM 2 Buyer and JPMorgan Chase Bank., N.A., as affiliated counter party.

4.
$104,106,223 due and payable under that certain master repurchase agreement, dated as of July 29, 2005, by and among CT, CT RE CDO 2004-1 Sub, LLC, and CT RE CDO 2005-1 Sub, LLC, as sellers (collectively, “MS Sellers”) and Morgan Stanley Bank, N.A., as buyer (“MS Buyer”), as amended by that certain amendment No. 1 to master repurchase agreement, dated as of November 4, 2005, by and among MS Sellers and MS Buyer, as further amended by that certain amendment No. 2 to master repurchase agreement, dated as of November 16, 2005, by and among MS Sellers and MS Buyer, as further amended by that certain amendment No. 3 to master repurchase agreement, dated as of April 6, 2006, by and among MS Sellers and MS Buyer, as further amended by that certain amendment No. 4 to master repurchase agreement, dated as of April 26, 2006, by and among MS Sellers and MS Buyer, as further amended by that certain letter agreement, dated June 23, 2006, from CT to Morgan Stanley, as further amended by that certain amendment No. 5 to master repurchase agreement, dated as of February 14, 2007, by and among MS Sellers and MS Buyer, as further amended by that certain joinder and amendment, dated as of June 5, 2007, by and among, CT Investment Management Co., LLC (“CT Investment”), MS Sellers, MS Buyer, Deutsche Bank National Trust Company (“Custodian”) and Midland Loan Services, Inc. (“Servicer”), as further amended by that certain amendment No. 6 to master repurchase agreement, dated as of December 14, 2007, by and among MS Sellers and MS Buyer, as further amended by that certain amendment No. 7 to master repurchase agreement, dated as of June 30, 2008, by  and among MS Sellers, CT Investment (together with MS Sellers, “New MS Sellers”) and MS Buyer, as further amended by that certain amendment No. 8 to master repurchase agreement, dated as of July 28, 2008, by and among New MS Sellers and MS Buyer, as further amended by that certain joinder No. 2 and amendment No. 9 to master repurchase agreement, dated as of February 13, 2009, by and among CT XLC Holding, LLC (“XLC”), New MS Sellers, MS Buyer, Custodian and Servicer, as further amended by that certain amendment No. 10 to master repurchase agreement, dated as of March 16, 2009, by and among MS Sellers, XLC and MS Buyer, as further amended by that certain amendment No. 11 to master repurchase agreement, dated as of October 1, 2009, by and among MS Sellers, XLC and MS Buyer, as further amended by that certain joinder No. 3 and amendment No. 12 to master repurchase agreement, dated as of February 3, 2011, by and among MS Sellers, XLC, and Bellevue CT Holdings, LLC, as sellers (collectively, “New MS Sellers II”), MS Buyer, as buyer, Custodian, and Servicer, as further amended by that certain joinder No. 4 and amendment No. 13 to master repurchase agreement, dated as of February 3, 2011, by and among New MS Sellers II and CNL Hotel JV, LLC, as sellers (collectively, “New MS Sellers III”), MS Buyer, as buyer, Custodian, and Servicer.

5.
$99,338,851 due and payable under that certain amended and restated credit agreement, dated as of March 16, 2009, among CT, WestLB, AG, New York Brach, BNP Paribas, Morgan Stanley Bank N.A., JPMorgan Chase Bank, N.A., Deutsche Bank Trust Company Americas and Wells Fargo Bank, N.A. and WestLB AG, New York Branch, as administrative agent for the lenders.

6.
$143,752,750 due and payable under that certain junior subordinated indenture, dated as of March 16, 2009, between CT and The Bank of New York Mellon Trust Company, National Association (“BNYM”), as trustee, and that certain junior subordinated indenture, dated as of May 14, 2009, by and between CT and BNYM, as trustee.

Legacy Assets

Set forth on Exhibit B to the Agreement to which this Exhibit A is attached is a list of certain assets owned by CT or its subsidiaries to be contributed to CT Legacy REIT Mezz Borrower (as defined below) in connection with the Restructuring (as defined below) (the “Legacy Assets”).

Restructuring

CT has undertaken to restructure and/or settle the Legacy Debt Obligations pursuant to a plan (the “Restructuring”) that contemplates the following steps and transactions:

1.
The transfer of the Legacy Assets to CT Legacy REIT Mezz Borrower, Inc., a Maryland corporation (“CT Legacy REIT Mezz Borrower”) in exchange for cash and the issuance to CT Legacy Holdings, LLC, a Delaware limited liability company (“CT Legacy Holdings”), of shares of Class A-1 Common Stock, Class A-2 Common Stock, Class B Common Stock of CT Legacy REIT Mezz Borrower and the issuance to CT of Class A Preferred Stock (each of the foregoing as defined herein) of CT Legacy REIT Mezz Borrower pursuant to that certain contribution agreement, dated as of the date hereof, by and among CT, CT Legacy REIT Mezz Borrower and CT Legacy Holdings (the “Legacy Asset Contribution Transaction”);

2.
The transfer of the Legacy Assets by CT Legacy REIT Mezz Borrower as a contribution to CT Legacy Asset, LLC, a Delaware limited liability company (“CT Legacy Asset”), pursuant to that certain contribution agreement, dated as of the date hereof, by and between CT Legacy REIT Mezz Borrower and CT Legacy Asset (the “CTLRMB Legacy Asset Downstream Contribution Transaction”);

3.
The transfer of certain of the Legacy Assets by CT Legacy Asset as a contribution to CT Legacy MS SPV, LLC, a Delaware limited liability company (“CT Legacy MS”), CT Legacy Citi SPV, LLC, a Delaware limited liability company (“CT Legacy Citi”) and CT Legacy JPM SPV, LLC, a Delaware limited liability company (“CT Legacy JPM”), pursuant to that certain contribution agreement, dated as of the date hereof, by and among CT Legacy Asset, on the one hand, and each of CT Legacy MS, CT Legacy Citi and CT Legacy JPM, on the other hand (the “CTLA Legacy Asset Downstream Contribution Transactions”);

4.
The funding of cash to CT Legacy REIT Mezz Borrower pursuant to that certain mezzanine loan agreement, dated as of the date hereof, by and between CT Legacy REIT Mezz Borrower, as borrower, and Five Mile Capital II CT Mezz SPE LLC (“Five Mile Lender”), as lender (the “Mezzanine Loan Agreement”), the pledge by CT Legacy REIT Mezz Borrower of 100% of its membership interests in CT Legacy Asset, and certain other assets of CT Legacy REIT Mezz Borrower, all pursuant to a pledge and security agreement, dated as of the date hereof, by CT Legacy REIT Mezz Borrower, as security for CT Legacy REIT Mezz Borrower’s obligations under the Mezzanine Loan Agreement and related mezzanine loan promissory note (the “Mezzanine Pledge”), and the non-recourse carve-out guaranty thereof by CT pursuant to that certain guaranty, dated as of the date hereof, pursuant to that certain contribution agreement, dated as of the date hereof, by and among Five Mile Lender, Five Mile Capital II CT Equity SPE LLC (“Five Mile Shareholder”) and CT Legacy REIT Mezz Borrower, in exchange for the issuance by CT Legacy REIT Mezz Borrower to Five Mile Lender of the related mezzanine loan promissory note and Five Mile Shareholder of shares of Class A-2 Common Stock of CT Legacy REIT Mezz Borrower (the “Mezzanine Loan Contribution Transaction”);

5.
The contribution to CT Legacy REIT Holdings, LLC, a Delaware limited liability company (“CT Legacy REIT Holdings”) of Class A-1 Common Stock and Class A-2 Common Stock held by CT Legacy Holdings and Five Mile Shareholder in exchange for the issuance to CT Legacy Holdings and Five Mile Shareholder of Class A-1 Units and/or Class A-2 Units of CT Legacy REIT Holdings pursuant to that certain contribution agreement, dated as of the date hereof, by and among CT Legacy REIT Holdings, CT Legacy Holdings and Five Mile Shareholder (the “REIT Stock Contribution Transaction”);

6.
The transfer by CT Legacy Holdings of Class A-1 Units and/or Class A-2 Units of CT Legacy REIT Holdings to each of CT Legacy Series 1 Note Issuer, LLC, a Delaware limited liability company (“CT Series 1 Note Issuer”) and CT Legacy Series 2 Note Issuer, LLC, a Delaware limited liability company (“CT Series 2 Note Issuer”) in exchange for the issuance to CT Legacy Holdings by CT Series 1 Note Issuer of those certain series 1 secured notes, dated as of the date hereof, secured by Class A-1 Units and Class A-2 Units of CT Legacy REIT Holdings (the “Series 1 Notes”), pursuant to that certain exchange agreement, dated as of the date hereof, by and between CT Legacy Holdings and CT Series 1 Note Issuer (the “Series 1 Note Exchange Transaction”), and the issuance to CT Legacy Holdings by CT Series 2 Note Issuer of those certain series 2 secured notes, dated as of the date hereof, secured by Class A-1 Units of CT Legacy REIT Holdings (the “Series 2 Notes”), pursuant to that certain exchange agreement, dated as of the date hereof, by and between CT Legacy Holdings and CT Series 2 Note Issuer (the “Series 2 Note Exchange Transaction” and together with the Series 1 Note Exchange Transaction, the “Note Exchange Transactions”);

7.	The assumption of certain Legacy Debt Obligations by newly acquired and converted or formed subsidiaries of CT Legacy Asset pursuant to:

(a)	that certain amended and restated master repurchase agreement, dated as of the date hereof, by and between CT Legacy JPM and JPMorgan Chase Bank, N.A.;

(b)	that certain amended and restated master repurchase agreement, dated as of the date hereof, by and between CT Legacy JPM and JPMorgan Chase Funding Inc.;

(c)
that certain amended and restated master repurchase agreement, dated as of the date hereof, by and among CT Legacy MS, CT XLC Holding, LLC, Bellevue C2 Holding, LLC, CNL Hotel JV, LLC and Morgan Stanley Asset Funding Inc.; and

(d)
that certain amended and restated master repurchase agreement, dated as of the date hereof,  by and between CT Legacy Citi and Citigroup Financial Products, Inc. and Citigroup Global Markets, Inc. ((a), (b), (c) and (d) together, the “Repurchase Financing Assumption Transactions”);

8.
The satisfaction and discharge of certain Legacy Debt Obligations pursuant to that certain exchange agreement, dated as of the date hereof, by and among CT, CT Legacy Holdings, CT Legacy REIT Holdings, CT Series 1 Note Issuer and WestLB AG, New York Branch, BNP Paribas, Wells Fargo Bank, N.A., JPMorgan Chase Bank, N.A., Morgan Stanley Senior Funding, Inc. and Deutsche Bank Trust Company Americas (collectively, the “WestLB Lenders”) that provides for the delivery to the WestLB Lenders by CT and CT Legacy Holdings of cash, Class A-2 Units of CT Legacy REIT Holdings and the Series 1 Notes (the “WestLB Loan Termination Transaction”);

9.
The discharge of certain Legacy Debt Obligations upon the delivery of Class B Common Stock by CT Legacy Holdings and the issuance by JSN Restructure Vehicle 1 Ltd., a newly formed exempted company incorporated under the laws of the Caymans Islands and owned by a third party (“Restructure 1”), of new notes pursuant to that certain indenture, dated as of the date hereof, by and between Restructure 1 and BNYM, as trustee, in exchange for such Legacy Debt Obligations held by the holders thereof and the simultaneous delivery of such obligations to CT for cancellation by the trustee (the “Old JSN Discharge Transaction”) and immediately thereafter the contribution by CT and CT Legacy Holdings of cash, shares of Class B Common Stock and certain Series 2 Notes to Restructure 1, pursuant to that certain contribution and exchange agreement, dated as of the date hereof, by and among CT, CT Legacy Holdings, CT Series 2 Note Issuer, CT Legacy REIT Mezz Borrower, Restructure 1 and the holders of such Legacy Debt Obligations named therein (the “Non-EOD CDO Restructure 1 Contribution Transaction”);

10.
The discharge of certain Legacy Debt Obligations held by certain holders thereof upon the redemption of such obligations in exchange for cash and certain Series 2 Notes, upon the exercise by CT of redemption rights contained in that certain supplemental indenture, dated as of the date hereof, between CT and BNYM, as trustee, to the junior subordinated indenture, dated as of March 16, 2009, between CT and BNYM, as trustee, (the “EOD CDO Redemption Transaction”), whereby such Legacy Debt Obligations shall be cancelled by the trustee, and in connection therewith, the execution of those certain redemption agreements, dated as of the date hereof, among CT, CT Legacy Holdings, CT Series 2 Note Issuer, CT Legacy REIT Mezz Borrower and the holders of such Legacy Debt Obligations (the “Old JSN 2 Discharge Transaction”);

11.
The discharge of certain Legacy Debt Obligations upon the exchange of such obligations by the holders thereof for cash, shares of Class B Common Stock and certain Series 2 Notes, pursuant to that certain exchange agreement, dated as of the date hereof, by and among CT, CT Legacy Holdings, CT Series 2 Note Issuer, CT Legacy REIT Mezz Borrower and the holders of the foregoing Legacy Debt Obligations (the “JSN Opt-Out Exchange Transaction”).

For purposes of the foregoing, the term “Class A-1 Common Stock” means the shares of class A-1 common stock, par value $0.001 per share, of CT Legacy REIT Mezz Borrower, the term “Class A-2 Common Stock” means the shares of class A-2 common stock, par value $0.001 per share, of CT Legacy REIT Mezz Borrower, the term “Class B Common Stock” means the shares of class B common stock, par value $0.001 per share, of CT Legacy REIT Mezz Borrower, the term “Class A Preferred Stock” means the shares of class A preferred stock, par value $0.001 per share, of CT Legacy REIT Mezz Borrower and the term “Stock” means each of the Class A-1 Common Stock, the Class A-2 Common Stock, the Class B Common Stock and the Class A Preferred Stock.

EXHIBIT B

LEGACY ASSETS

EXHIBIT B

LEGACY ASSETS

I.	UNENCUMBERED ASSETS

	ASSET	INTEREST

1.	[***]	[***]

2.	[***]	[***]

3.	[***]	[***]

4.	[***]	[***]

5.	[***]	[***]

6.	[***]	[***]

7.	[***]	[***]

8.	[***]	[***]

II.	ASSETS TO BE PLEDGED TO JPMORGAN CHASE BANK, N.A.

	ASSET	INTEREST

1.	[***]	[***]

2.	[***]	[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.	[***]	[***]

4.	[***]	[***]

5.	[***]	[***]

6.	[***]	[***]

7.	[***]	[***]

8.	[***]	[***]

9.	[***]	[***]

10.	[***]	[***]

11.	[***]	[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

12.	[***]	[***]

III.	ASSETS TO BE PLEDGED TO JPMORGAN CHASE FUNDING INC.

	ASSET	INTEREST

13.	[***]	[***]

14.	[***]	[***]

15.	[***]	[***]

16.	[***]	[***]

17.	[***]	[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

18.	[***]	[***]

19.	[***]	[***]

20.	[***]	[***]

21.	[***]	[***]

22.	[***]	[***]

23.	[***]	[***]

24.	[***]	[***]

IV.	ASSETS TO BE HELD BY CT LEGACY MS SPV, LLC

	ASSET	INTEREST

1.	[***]	[***]

2.	[***]	[***]

3.	[***]	[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.	[***]	[***]

V.	EQUITY MEMBERSHIP INTERESTS TO BE HELD BY CT LEGACY MS SPV, LLC

	COMPANY	INTEREST HELD BY COMPANY

5.	[***]	[***]

6.	[***]	[***]

7.	[***]	[***]

VI.	ASSETS TO BE HELD BY CT LEGACY CITI SPV, LLC

	ASSET	INTEREST

1.	[***]	[***]

2.	[***]	[***]

3.	[***]	[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.	[***]	[***]

5.	[***]	[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT C

FORM OF SERIES 1 SECURED NOTE

THIS SECURED NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”).  THIS SECURED NOTE MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

NO TRANSFER OF THIS SECURED NOTE MAY BE MADE TO THE EXTENT THAT SUCH TRANSFER WOULD (IN EACH CASE, AS REASONABLY DETERMINED BY THE ISSUER): (I) BE MADE TO A PROPOSED TRANSFEREE WHO IS NOT AN “ACCREDITED INVESTOR” AS THAT TERM IS DEFINED UNDER RULE 501(A) PROMULGATED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED;  (II) BE MADE TO A PROPOSED TRANSFEREE WHO IS NOT A “QUALIFIED PURCHASER” WITHIN THE MEANING OF SECTION 3(C)(7) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”), AND AS SUCH TERM IS DEFINED IN SECTION 2(A)(51) OF THE INVESTMENT COMPANY ACT; (III) BE MADE TO A PROPOSED TRANSFEREE WHO IS A “BENEFIT PLAN INVESTOR” AS DEFINED IN SECTION 3(42) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”); (IV) RESULT IN THE ASSETS OF CT LEGACY SERIES 1 NOTE ISSUER, LLC (“CT SERIES 1 NOTE ISSUER”), CT LEGACY HOLDINGS, LLC (“CT LEGACY HOLDINGS”), CT LEGACY REIT HOLDINGS, LLC (“CT LEGACY REIT HOLDINGS”), OR CT LEGACY REIT MEZZ BORROWER, INC. (“CT LEGACY REIT MEZZ BORROWER”) BEING DEEMED “PLAN ASSETS” FOR PURPOSES OF ERISA OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”); (V) RESULT IN THE DISQUALIFICATION OF CT LEGACY REIT MEZZ BORROWER, AS A REAL ESTATE INVESTMENT TRUST FOR PURPOSES OF THE CODE OR OTHERWISE VIOLATE THE CHARTER OF CT LEGACY REIT MEZZ BORROWER; OR (VI) CAUSE THE LEGACY ASSET CONTRIBUTION TRANSACTION (AS DEFINED IN THAT CERTAIN EXCHANGE AGREEMENT, DATED AS OF MARCH [●], 2011, BY AND AMONG  CAPITAL TRUST, INC., CT LEGACY HOLDINGS, CT SERIES 1 NOTE ISSUER, CT LEGACY REIT HOLDINGS, WESTLB AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, AND EACH OF WESTLB AG, NEW YORK BRANCH, BNP PARIBAS, MORGAN STANLEY SENIOR FUNDING, INC., JPMORGAN CHASE BANK, N.A., DEUTSCHE BANK TRUST COMPANY AMERICAS AND WELLS FARGO BANK, N.A.) TO FAIL TO QUALIFY FOR NON-RECOGNITION TREATMENT UNDER SECTION 351 OF THE CODE.  THIS SECURED NOTE MAY ONLY BE TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS HEREIN AND IN WHOLE AND NOT IN PART.

SERIES 1 SECURED NOTE

$[●] No. [●]	March [●], 2011

FOR VALUE RECEIVED, CT Legacy Series 1 Note Issuer, LLC, a Delaware limited liability company (the “Issuer”), hereby promises to pay to [●] (the “Holder”), the principal amount of [●] United States Dollars ($[●]) (the “Initial Principal Amount”), as represented by this Secured Note (this “Note”), in accordance with the terms herein.

1)	Definitions. The following terms as used in this Note shall have the following meanings:

a)
The term “Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person.  For the purposes of this definition, “control,” when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

b)	The term “Banking Holiday” shall mean any day on which banking institutions in New York, New York are authorized or required by law to close.

c)	The term “Business Day” shall mean a day other than a Saturday, Sunday or Banking Holiday.

d)	The term “Code” shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated under it.

e)	The term “Collateral” shall have the meaning ascribed to such term in Section 6 of this Note.

f)	The term “Collateral Agent” shall mean U.S. Bank, National Association.

g)	The term “Control Agreements” shall mean the Dividend Account Control Agreement and Sales Proceeds Account Control Agreement (as such terms are defined in the Pledge Agreement).

h)	The term “CT” shall mean Capital Trust, Inc.

i)	The term “CT Legacy Holdings” shall mean CT Legacy Holdings, LLC.

j)	The term “CT Legacy REIT Holdings” shall mean CT Legacy REIT Holdings, LLC.

k)	The term “CT Legacy REIT Mezz Borrower” shall mean CT Legacy REIT Mezz Borrower, Inc.

l)	The term “Cure Period” shall have the meaning ascribed to such term in Section 5(a)(ii) of this Note.

m)	The term “Date of Issuance” shall have the meaning ascribed to such term in Section 2(a) of this Note.

n)	The term “Date of Maturity” shall have the meaning ascribed to such term in Section 2(b) of this Note.

o)	The term “ERISA” shall have the meaning ascribed to such term in Section 9(l)(ii) of this Note.

p)	The term “Event of Default” shall have the meaning ascribed to such term in Section 5(a) of this Note.

q)
The term “Exchange Agreement” shall mean that certain Exchange Agreement dated as of the date hereof, entered into by and among CT, CT Legacy Holdings, the Issuer, CT Legacy REIT Holdings, WestLB AG, New York Branch, as administrative agent, and each of WestLB AG, New York Branch, BNP Paribas, Morgan Stanley Senior Funding, Inc., JPMorgan Chase Bank, N.A., Deutsche Bank Trust Company Americas and Wells Fargo Bank, N.A.

r)
The term “Foreign Holder” shall mean a Person that is organized under the laws of a jurisdiction other than that in which the Issuer is located.  For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

s)
The term “Governmental Authority” shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, without limitation, any arbitration panel, any court, any commission, any agency or any instrumentality of the foregoing.

t)	The term “Holder” shall have the meaning ascribed to such term in the introductory paragraph of this Note.

u)	The term “Initial Principal Amount” shall have the meaning ascribed to such term in the introductory paragraph of this Note.

v)	The term “Investment Company Act” means the Investment Company Act of 1940, as amended.

w)	The term “Issuer” shall have the meaning ascribed to such term in the introductory paragraph of this Note.

x)
The term “Lien” shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof).

y)	The term “Mezzanine Loan Lender” shall mean Five Mile Capital II CT Mezz SPE LLC, a Delaware limited liability company.

z)	The term “Note” shall have the meaning ascribed to such term in the introductory paragraph of this Note.

aa)
The term “Obligations” shall mean all loans, advances, debts, liabilities and obligations, for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or such amounts are liquidated or determinable) owing by the Issuer to the Holder, and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not arising under this Note, the Pledge Agreement or any other related documents.  This term includes all principal (including the Prepayment Amount, if applicable), interest (including PIK Interest and all interest which accrues after the commencement of any case or proceeding in bankruptcy after the insolvency of, or for the reorganization of the Issuer, whether or not allowed in such proceeding) and all other amounts due and owing by the Issuer under this Note or the Pledge Agreement whether on account of fees, expenses, indemnification or otherwise.

bb)	The term “Offer Notice” shall have the meaning ascribed to such term in Section 9(l) of this Note.

cc)	The term “OID” shall have the meaning ascribed to such term in Section 8(a) of this Note.

dd)	The term “Operative Documents” means, collectively, this Note, the Control Agreements and the Pledge Agreement.

ee)	The term “Patriot Act” shall have the meaning ascribed to such term in Section 9(o) of this Note.

ff)
The term “Person” shall mean a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, company, limited liability company, trust, unincorporated association, or government, or any agency or political subdivision thereof, or any other entity of whatever nature.

gg)	The term “PIK Interest” shall have the meaning ascribed to such term in Section 2(a) of this Note.

hh)	The term “PIK Interest Accrual Date” shall have the meaning ascribed to such term in Section 2(a) of this Note.

ii)
The term “Pledge Agreement” shall mean that certain Pledge and Security Agreement, dated as of the date hereof, entered into by and among the Issuer, the Holder and the Collateral Agent, relating to the pledge by the Issuer of [●] Class A-1 Units and [●] Class A-2 Units, it holds in CT Legacy REIT Holdings.

jj)	The term “Prepayment Amount” shall have the meaning ascribed to such term in Section 3 of this Note.

kk)	The term “Principal Amount” shall mean the Initial Principal Amount, as increased from time to time pursuant to Section 2(a) or decreased from time to time pursuant to Section 3.

ll)	The term “Taxes” shall have the meaning ascribed to such term in Section 2(e) of this Note.

2)	Payment Terms of the Note.

a)
Interest Rates and Payments.  The Issuer covenants and agrees that the Principal Amount shall bear interest at a rate equal to 8.19% per annum (the “PIK Interest”), which shall accrue beginning on the date of this Note (the “Date of Issuance”), and shall accrue quarterly in arrears on the last day of each quarter (the “PIK Interest Accrual Date”) during the term hereof and on the Date of Maturity, and without any action on the part of the Issuer and the Holder shall be payable on and added to the Principal Amount, with the first such PIK Interest Accrual Date where the PIK Interest accruing from the Date of Issuance shall be added to the Principal Amount being June 30, 2011.

b)
Repayment of the Notes.  The Issuer covenants and agrees to repay to the Holder the unpaid Principal Amount, in full, on March 31, 2016 (the “Date of Maturity”), to the extent such amount has not previously been repaid.

c)
Maximum Lawful Rate.  In no event, whether by reason of acceleration of the maturity of the amounts due hereunder or otherwise, shall interest and fees contracted for, charged, received, paid or agreed to be paid to the Holder exceed the maximum amount permissible under applicable law.  If, from any circumstance whatsoever, interest and fees would otherwise be payable to the Holder in excess of the maximum amount permissible under applicable law, the interest and fees shall be reduced to the maximum amount permitted under applicable law.  If from any circumstance, the Holder shall have received anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excess of interest shall be applied to the reduction of the Principal Amount, in such manner as may be determined by the Holder, or if such excessive interest exceeds the unpaid balance of the Principal Amount, such excess shall be refunded to the Issuer.

d)	Application of Payments. Any payments or any prepayments hereunder shall generally be applied to the outstanding Principal Amount.

e)
Withholding.  Except as required by law, any and all payments made by the Issuer in accordance with the terms of this Note to the Holder shall be made free and clear of and without deduction or withholding for any taxes (including interest and penalties thereon or additions thereto) (“Taxes”).  To the extent the Issuer is required by law to deduct and withhold in respect of any Taxes with respect to this Note, the amount withheld shall be treated as a payment under this Note in the amount of the withholding and the Issuer shall not be responsible for nor have an obligation hereunder to pay to the Holder any additional amounts as would be necessary to restore the amount received and retained by the Holder to an amount equal to the amount it would have received and retained had no such deduction, withholding or Taxes been imposed.  Holder agrees that, prior to the first date on which any payment is due hereunder, it will deliver to Issuer two duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI or W-9 or successor applicable form, as the case may be, certifying in each case that such Holder is entitled to receive payments under the Note, without deduction or withholding of any United States federal income taxes.  To the extent the Holder is a Foreign Holder that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Issuer is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Note, the W-8BEN it delivers (or such other properly completed and executed documentation prescribed by applicable law or reasonably requested by the Issuer) may be completed so as to establish eligibility for such treaty benefits as to permit such payments to be made without withholding or at a reduced rate.  In addition, in the case of a Foreign Holder that is claiming exemption from the withholding of U.S. federal income tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest,” such Foreign Holder agrees that, prior to the first date on which any payment is due hereunder, it will deliver to Issuer a certificate to the effect that such Foreign Holder is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of Issuer within the meaning of Section 881(c)(3)(B) of the Code (which, in the case of a Foreign Holder that is a partnership for U.S. federal income tax purposes, shall be determined at the partner level in accordance with Treasury Regulations Section 1.871-14(g)), or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code.  Each Holder that delivers to Issuer any certificate, a Form W-8BEN or W-8ECI or W-9 pursuant to the preceding sentences further undertakes to deliver to Issuer two further copies of such forms, or successor applicable forms, or other manner of certification, as the case may be, on or before the date that any such form expires (which, in the case of a Form W-8ECI or W-8BEN, is generally the last day of the third succeeding calendar year ending on or after the date such form is signed) or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to Issuer, and such other extensions or renewals thereof as may reasonably be requested by Issuer, certifying in the case of Form W-9 that such Holder is exempt from United States backup withholding and in the case of a Form W-8BEN or W-8ECI that such Holder is entitled to receive payments under the Note without deduction or withholding of any United States federal income taxes, unless in any such case an event (including, without limitation, any change in treaty, applicable law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Holder from duly completing and delivering any such form with respect to it and such Holder advises Issuer that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

3)
Prepayments.  The Issuer shall have the right to prepay all or any portion of this Note at the option of the Issuer at any time at a price (adjusted to be pro rata for partial prepayments) equal to the greater of: (i) the outstanding Principal Amount plus all accrued interest incurred since the last PIK Interest Accrual Date up to and including the date of such prepayment, and (ii) 150% of the Principal Amount on the Date of Issuance (as the same may be reduced by any prepayments made in accordance with this Section 3) (such amount in (ii) hereof, the “Prepayment Amount”).

4)	Affirmative Covenants. So long as all or any of the Principal Amount shall remain outstanding, the Issuer covenants as follows:

a)
The Issuer shall promptly pay when due all payment obligations of the Issuer to the Holder under this Note and shall promptly perform all other terms, covenants, conditions and obligations of the Issuer to the Holder under this Note.

b)
To the extent the Issuer receives any cash on the Collateral pledged pursuant to the Pledge Agreement, the Issuer, in accordance with the terms of Section 3 hereof, shall apply such amount of cash to the outstanding Principal Amount on the date thereof.

c)
The Issuer shall provide the Holder (and any beneficial owner previously notified to the Issuer in writing so long as such beneficial owner agrees to be bound by the provisions hereof, including, without limitation, Section 9(m)) with copies of the quarterly and annual financial reports required to be provided to the Mezzanine Loan Lender under its loan agreement with CT Legacy REIT Mezz Borrower regardless of whether such mezzanine loan is then outstanding or the Mezzanine Loan Lender actually requests or receives such reports.

d)
The Issuer will not merge into or consolidate with any other company unless (i) the Issuer is the surviving company or (ii) if the Issuer is not the surviving company, the surviving company assumes the obligations of the Issuer hereunder and under the Pledge Agreement, and, in the case of (i) or (ii), the Issuer receives the prior written consent of the Holder, not to be unreasonably withheld.

e)	The Issuer shall not amend its limited liability company operating agreement.

5)	Events of Default.

a)	Events of Default. An Event of Default shall mean the occurrence of one or more of the following events:

i)
the Issuer shall fail to pay the interest or the Principal Amount in accordance with Sections 2(a) and 2(b) of this Note within fifteen (15) days after the date on which such payment is due and payable;

ii)
the Issuer shall fail to perform or cause to be performed any obligation or observe any condition, covenant, term, agreement or provision required to be performed or observed by the Issuer under this Note or the Pledge Agreement; provided, however, that if such failure by its nature can be cured and the value of the Issuer or the Issuer’s assets is not impaired, threatened or jeopardized, then the Issuer shall have a period (the “Cure Period”) of fifteen (15) days of the earlier of (x) after the Issuer obtains knowledge of such failure and (y) receives written notice of such failure to cure the same and an Event of Default shall not be deemed to exist during the Cure Period;

iii)	any representation or warranty made in this Note, the Pledge Agreement or the Exchange Agreement shall prove to be false or misleading in any material respect when made or deemed to be made;

iv)
the Issuer (i) files a voluntary petition in bankruptcy or is adjudicated bankrupt or insolvent or files any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under present or any future federal, state or other statute or law; (ii) seeks or consents to or acquiesces in the appointment of any trustee, receiver or similar officer of the Issuer or of all or any substantial part of the property of the Issuer, or all or a substantial part of the assets of the Issuer are attached, seized, subjected to a writ or distress warrant or are levied upon; (iii) discontinues its business or operations, dissolves, merges or sells substantially all of its assets, other than a disposition permitted by this Note, or consented to by the Holder in writing; (iv) admits in writing to its inability to pay its debts as they mature; (v) makes a general assignment for the benefit of creditors; (vi) is adjudicated bankrupt or insolvent; or (vii) the taking of any corporate or other similar action in respect of any of the foregoing;

v)
the filing or commencement of any involuntary petition in bankruptcy against the Issuer of any reorganization, arrangement, composition, readjustment, dissolution, liquidation or similar proceedings under any present or future federal, state or other statute or law, or the appointment of a receiver, trustee or similar officer for all or any substantial part of the property of the Issuer, which shall remain undismissed or undischarged for a period of sixty (60) days; or

vi)
the Pledge Agreement or any Control Agreement at any time for any reason ceases to be in full force and effect in all material respects or the Pledge Agreement or any Control Agreement ceases to give the Collateral Agent the Liens, rights, powers and privileges purported to be created thereby.

b)
Consequences of Event of Default- Remedies Conferred upon Holder.  Upon the occurrence and during the continuation of any Event of Default, the greater of (i) the entire unpaid Principal Amount of this Note and (ii) the Prepayment Amount in each case, together with all Obligations may be declared by the Holder to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Issuer; and in the case of any event described in Section 5(a)(iv) and 5(a)(v), the greater of (i) the entire unpaid Principal Amount of this Note and (ii) the Prepayment Amount in each case, together with all Obligations, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Issuer.  The rights and remedies hereunder and under the other Operative Documents are cumulative and not exclusive of any rights or remedies the Holder would otherwise have.

6)	Secured Obligations.

This Note and the amounts payable hereunder, including principal and accrued interest, shall be secured obligations of the Issuer, and shall be secured by those certain limited liability company interests in CT Legacy REIT Holdings (the “Collateral”), in accordance with the terms of the Pledge Agreement and the Control Agreements.  The Issuer agrees that it shall cause all cash dividends and other cash distributions received by it on or with respect to the Collateral to be remitted to an account designated by the Holder on the signature page hereto or any other account subsequently designated by the Holder by providing notice to the Issuer in accordance with Section 9(j) hereto.

7)	Voting of Collateral.

The Issuer shall be entitled to vote the Collateral unless there is an Event of Default that has occurred and is continuing in accordance with the terms of the Pledge Agreement.

8)	Tax Treatment of the Note.

a)
Original Issue Discount.  This Note is issued with original issue discount (“OID”), within the meaning of Section 1273 of the Code.  Beginning no later than 10 days after the Date of Issuance, Douglas Armer, whose address is c/o Capital Trust, Inc., 410 Park Avenue, New York, NY  10022, will promptly make available to the Holder, upon request, information regarding the issue price, the amount of OID, the issue date and the yield to maturity of the Note.  Additionally, the Issuer and the Holder agree that for U.S. federal income tax purposes, Treasury Regulations Section 1.1275-4(c) applies to the Note.

b)
Note to be Treated as Debt.  The Issuer and the Holder agree that this Note is intended to be debt for U.S. federal, state and local income and franchise tax purposes and agree to treat the Note accordingly for all such purposes, unless otherwise required by a taxing authority.

9)	Miscellaneous.

a)
Payments.  Except as provided in Section 2(e), all payments required to be made hereunder shall be made by the Issuer without setoff or counterclaim of any kind or nature by wire transfer of immediately available funds in accordance with the instructions received from the Holder to be provided upon the request of the Issuer.

b)
Payments Due on Non-business Days.  If any payment on this Note becomes due and payable on a Saturday, Sunday or Banking Holiday, then the date for payment thereof shall be extended to the next Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension.  All payments hereunder shall be made in United States Dollars.

c)
No Notice of Presentment Required.  All payments made hereunder shall be payable without notice and without presentment, demand or any other notice of any kind, all of which are hereby expressly waived by the Issuer.

d)
Lost, Stolen, Mutilated or Destroyed Note.  If this Note shall be mutilated, lost, stolen, or destroyed, the Issuer shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen, or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen, or destroyed but only upon receipt of evidence (which may consist of a signed affidavit of the Holder), of such loss, theft, or destruction of such Note, and of the ownership thereof, and indemnity, if requested, all reasonably satisfactory to the Issuer.

e)
Entire Agreement; Amendments.  This Note and the Pledge Agreement constitute the entire agreement with respect to the subject matters hereof and supersede any and all prior negotiations and agreements (other than the Exchange Agreement).  No modification, change, waiver or amendment of this Note shall be deemed to be effective and enforceable unless such modification, change, waiver or amendment is evidenced by a writing signed by the Issuer and the Holder, and each such modification, change, waiver or amendment, if any, shall apply only with respect to the specific instance or instances involved.

f)
Captions.  The captions to the various sections and subsections of this Note have been included for convenience of reference only and shall not be deemed to modify, explain, enlarge or restrict any of the provisions hereof.

g)
Governing Law.  THIS NOTE AND ALL DISPUTES OR CONTROVERSIES ARISING OUT OF OR RELATING TO THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

h)
Jurisdiction, Consent to Service of Process. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED ON OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS NOTE SHALL AFFECT ANY RIGHT THE HOLDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS NOTE AGAINST THE ISSUER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE IN ANY STATE OR FEDERAL COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. EACH PARTY TO THIS NOTE IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES HEREIN. NOTHING IN THIS NOTE WILL AFFECT THE RIGHT OF ANY PARTY TO THIS NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

i)
Jury Trial Waiver. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING (I) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS NOTE, OR (II) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS NOTE AND AGREES THAT ANY SUCH ACTION OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

j)
Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Note shall be in writing and shall be deemed to have been given (i) when personally delivered or sent by facsimile or electronic transmission (with hard copy to follow), (ii) one day after being sent by reputable overnight express courier (charges prepaid) or (iii) five days following mailing by certified or registered mail, postage prepaid and return receipt requested.  Unless another address is specified in writing, notices, demands and communications to the Holders and Issuers shall be sent to the addresses indicated below:

If to the Issuer or CT:	CT Legacy Series 1 Note Issuer, LLC 410 Park Avenue 14th Floor New York, New York 10022 Attention: Geoffrey G. Jervis Telephone No.: 212-655-0220 Facsimile No.: 212-655-0044
with a copy to:	Paul, Hastings, Janofsky & Walker LLP 75 East 55th Street New York, New York 10022 Attention: Michael L. Zuppone, Esq. Telephone No.: 212-696-6000 Facsimile No.: 212-319-4090
If to the Holder:	[●] Attention: [●] Telephone No.: [●] Facsimile No.: [●]

k)
Successors and Assigns.  This Note shall be binding upon and inure the benefit of the parties hereto and their respective permitted successors and assigns, except that the Holder may not assign or transfer this Note except as set forth herein.  In the event the Holder assigns or transfers this Note in accordance with the provisions hereof, the Holder must surrender this Note to the Issuer with written notice to cancel this Note and to re-issue a note in the name of the assignee or transferee, as applicable, on the same terms and conditions as this Note.  The Issuer may not assign this Note without the consent of the Holder.

l)	Transfers.

i)
So long as no Event of Default shall have occurred and be continuing, except as provided in Section 9(l)(ii), no transfer of this Note or an interest herein may be made without CT’s prior written consent, which shall not be unreasonably withheld.  Any transfer made with CT’s prior written consent shall be viewed, to the knowledge of CT, to be made in full compliance with Section 9(l)(ii)(e) and (f).

ii)
No transfer of this Note or an interest herein may be made if such transfer would (a) be made to a proposed transferee who is not a “Qualified Purchaser” within the meaning of Section 3(c)(7) of the Investment Company Act, and as such term is defined in Section 2(a)(51) thereof; (b) result in the Issuer, CT Legacy Holdings, CT Legacy REIT Holdings or CT REIT Mezz Borrower being subject to regulation under the Investment Company Act; (c) be made to a proposed transferee who is a “benefit plan investor” as defined in Section 3(42) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”); (d) result in the assets of Issuer, CT Legacy Holdings, CT Legacy REIT Holdings or CT Legacy REIT Mezz Borrower being deemed “plan assets” for purposes of ERISA or Section 4975 of the Code; (e) result in the disqualification of CT Legacy REIT Mezz Borrower as a real estate investment trust for purposes of the Code or otherwise violate the charter of CT Legacy REIT Mezz Borrower; or (f) cause the Legacy Asset Contribution Transaction (as defined in the Contribution and Exchange Agreement) to fail to qualify for non-recognition treatment under Section 351 of the Code.

iii)
This Note may only be transferred in accordance with the provisions herein and in whole and not in part.  Within five (5) Business Days of any transfer of this Note, the transferee shall provide the Issuer with its name and contact information in accordance with Section 9(j) hereof.

iv)
No transfer of this Note or an interest herein may be made unless the Holder shall have complied with the terms of this Section 9(l)(iv).  The Holder shall give written notice to CT (the “Offer Notice”), which notice shall specify (i) the price at which the Holder is willing to sell this Note or any interest herein and (ii) to the fullest extent permitted by law, irrevocably offer to sell this Note or the interest herein at such price to CT or its Affiliates.  CT or its Affiliates shall provide written notice within five (5) Business Days of receipt of the Offer Notice to state that CT or its Affiliates agree to purchase this Note or the interest herein on the terms set forth in the Offer Notice which shall be binding on CT or its Affiliates. In the event CT or one of its Affiliates fails to deliver such notice within the foregoing time period, the Holder may sell this Note or the interest herein to a third party at the same or a higher price offered in the Offer Notice subject to the other provisions of Section 9(l).  To the extent that this Note or interest herein offered for sale pursuant to this Section 9(l)(iv) remains unsold after the date 180 days after expiration of the foregoing time period or the Holder offers to sell this Note or any interest herein at a lower price, the transfer of this Note or interest herein shall again become subject to the procedures required under this Section 9(l)(iv).  The foregoing transfer restrictions of this Section 9(l)(iv) shall not apply to any transfers to Affiliates of the Holder.

m)
Confidentiality.  The Holder shall not disclose the terms of this Note or any information provided under Section 4(c) hereof without the written consent of the Issuer; provided, however, that the Holder may disclose such terms (i) to its respective Affiliates, directors, officers, employees, attorneys, accountants, partners, members, financial and other advisors, investors, prospective investors, lenders, prospective lenders, transferees, prospective transferees and representatives, (ii) pursuant to a subpoena or order issued by a court, arbitrator or governmental body or agency, or as otherwise required by law or regulation, (iii) in connection with the exercise of any remedies hereunder or under any other Operative Document or any suit, action or proceeding relating to this Note or any other Operative Document or the enforcement of rights hereunder or under any other Operative Document, or (iv) to the extent such terms or information (x) becomes publicly available other than as a result of a breach of this Section 9(m) or (y) becomes available to the Holder on a non-confidential basis from a source other than the Issuer.  Notwithstanding any other provision herein to the contrary, each of the parties hereto (and each employee, representative or other agent of each such party) may disclose to any and all persons, without limitation of any kind, any information with respect to the United States, federal, state and local “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereto and all materials of any kind (including opinions or other tax analyses) that are provided to such party or its representatives relating to such tax treatment and tax structure; provided that no person may disclose any pricing terms or other nonpublic business or financial information that is unrelated to the United States federal, state and local tax treatment of the transaction and is not relevant to understanding the United States federal, state and local tax treatment of the transaction, without complying with the provisions of this Section 9(m); provided further, that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local tax treatment or tax structure of the transactions contemplated hereby.

n)
Severability.  In the event that any provision of this Note is held to be invalid, illegal or unenforceable in any respect or to any extent, such provision shall nevertheless remain valid, legal and enforceable in all such other respects and to such extent as may be permissible. Any such invalidity, illegality or unenforceability shall not affect any other provisions of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

o)
USA PATRIOT Act.  To the extent the Holder is subject to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), the Holder hereby notifies the Issuer that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies the Issuer, which information includes the name and address of the Issuer and other information that will allow such Holder to identify the Issuer in accordance with the Patriot Act.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has caused this Note to be executed and delivered on the date first written above.

CT LEGACY SERIES 1 NOTE ISSUER, LLC

By:
Name: Geoffrey G. Jervis Title: Chief Financial Officer

[SIGNATURE PAGE TO SERIES 1 SECURED NOTE]

AGREED TO:

[●]

By:
Name: Title:

By:
Name: Title:

Account Information: